UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 26, 2007
Date of Report (Date of earliest event reported):

CHINA PRECISION STEEL, INC.
(Exact name of registrant as specified in charter)

Delaware	000-23039	14-1623047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8th Floor, Teda Building, 87 Wing Lok Street Sheung Wan Hong Kong, The People’s Republic of China
(Address of principal executive offices)

+852-2543-8223
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 26, 2007, the Company held a live conference call to discuss its financial results for the first quarter of fiscal 2008, ended September 30, 2007, the script of which is included as Exhibit 99.1 and incorporated herein by reference. In addition to dial-in participation, the call was broadcast live over the Internet. The webcast replay will be available for 90 days at www.chinaprecisionsteelinc.com. Audio replay of the call is available for seven days starting Monday, November 26, 2007 at 11:00 a.m., Eastern Time. The audio replay may be accessed at 1-888-286-8010 (U.S.) or 1-617-801-6888 (International). The required passcode is 41024398.

Item 9.01.	Financial Statement and Exhibits

(d)	Exhibits

99.1	Script, dated November 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2007	CHINA PRECISION STEEL, INC.

	By:	/s/ Leada Tak Tai Li
Leada Tak Tai Li, Chief Financial Officer

EXHIBIT INDEX

Exhibits

99.1	Script, dated November 26, 2007.